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                                                                EXHIBIT h(42)(d)

                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


FUNDS AVAILABLE UNDER                               SEPARATE ACCOUNTS                      POLICIES FUNDED BY THE
THE POLICIES                                        UTILIZING THE FUNDS                    SEPARATE ACCOUNTS
--------------------------------------------------- -------------------------------------- -----------------------------------
AIM V.I. Aggressive Growth Fund                     Fulcrum Account of Allmerica           3025-96
AIM V.I. Blue Chip Fund                             Financial Life Insurance and Annuity
AIM V.I. Capital Appreciation Fund                  Company
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

                                                    -------------------------------------- -----------------------------------

                                                    Fulcrum Variable Life Account of       1030-96
                                                    Allmerica Financial Life Insurance
                                                    and Annuity Company

                                                    -------------------------------------- -----------------------------------

                                                    FUVUL Separate Account of Allmerica    1036-99
                                                    Financial Life Insurance and Annuity
                                                    Company

                                                    -------------------------------------- -----------------------------------

                                                    Separate Account VA-P of Allmerica     Pioneer Vision; Pioneer C-Vision;
                                                    Financial Life Insurance and Annuity   and Pioneer XtraVision; A3030-99
                                                    Company

                                                    -------------------------------------- -----------------------------------

                                                    Separate Account VA-K(Delaware) of     Delaware Medallion; Delaware
                                                    Allmerica Financial Life Insurance     Golden Medallion; A3030-99
                                                    and Annuity Company

                                                    -------------------------------------- -----------------------------------

                                                    Separate Account VA-K of Allmerica     A3030-99; Agency Ultimate
                                                    Financial Life Insurance and Annuity   Advantage; First Union VIA
                                                    Company

                                                    -------------------------------------- -----------------------------------


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2000
                  -----------

                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


(SEAL)


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                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


(SEAL)


                                             ALLMERICA FINANCIAL LIFE INSURANCE
                                             AND ANNUITY COMPANY



Attest: /s/ KATHLEEN DENICHOLAS              By: /s/ RICHARD M. REILLY
       -----------------------------            --------------------------------
Name:  Kathleen DeNicholas                   Name:  Richard M. Reilly
     -------------------------------              ------------------------------
Title: Counsel                               Title: President
      ------------------------------               -----------------------------



(SEAL)


                                             ALLMERICA INVESTMENTS, INC.



Attest: /s/ KATHLEEN DENICHOLAS              By: /s/ DAVID J. MUELLER
       -----------------------------            --------------------------------
Name:  Kathleen DeNicholas                   Name:  David J. Mueller
     -------------------------------              ------------------------------
Title: Counsel                               Title: FINOP
      ------------------------------               -----------------------------


(SEAL)



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